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         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the registrant /X/
     Filed by a party other than the registrant / /

     Check the appropriate box:


     / / Preliminary proxy statement


     / / Definitive proxy statement


     /X/ Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             BANCTEXAS GROUP INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             BANCTEXAS GROUP INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     (4) Proposed maximum aggregate value of transaction:

     *Set forth the amount on which the filing fee is calculated and state how it was determined.


     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid: $125.00

     (2) Form, Schedule or Registration Statement No.: Schedule 14A

     (3) Filing party: BancTexas Group, Inc.

     (4) Date filed: 6-7-94

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                                                       BANCTEXAS Group Inc.
                                                       P.O. Box 802527
                                                       Dallas, Texas 75380-2527


August 5, 1994

                              IMPORTANT REMINDER

                        ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD AUGUST 18, 1994

                                                    (BANCTEXAS GROUP INC. LOGO)


Dear Stockholder:

     We have previously sent your proxy material relating to the Annual Meeting of Stockholders of the Company to be held on August 18, 1994. According to our records, your proxy for the meeting has not been received. Please act immediately to save your company the expense associated with an additional solicitation.

                            YOUR VOTE IS IMPORTANT


     Regardless of the number of shares you own, your vote is very important. To insure that your shares are represented at the Annual Meeting of BancTEXAS Group Inc., we urge you to VOTE TODAY!

     If your shares are held in the name of a brokerage firm, only your broker can vote your shares, and only upon receipt of your specific instructions. Please sign, date and return the enclosed proxy card in the envelope that has been provided.

          If your have any questions or need assistance in voting your proxy, please contact our proxy solicitor, Beacon
          Hill Partners, at 800-755-5001.

     Thank you for your cooperation and support.

                                                    BancTEXAS Group Inc.



                                                    By /s/ RICHARD H. BRAUCHER
                                                       Richard H. Braucher
                                                       Secretary to the
                                                       Board of Directors

IF YOU HAVE RECENTLY MAILED YOUR PROXY, PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.



                                                                     Member FDIC